UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): October 25, 2005

                        TENNESSEE COMMERCE BANCORP, INC.

     Tennessee                      000-51281                    62-1815881
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
   of Incorporation)                                         Identification No.)

         381 Mallory Station Road, Suite 207, Franklin, Tennessee 37067

                                 (615) 599-2274


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting   material  pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     On October 25, 2005, Tennessee Commerce Bancorp, Inc. (the "Corporation") issued the press release and report to shareholders (including both the press release and consolidated financial highlights of the Corporation) that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to third quarter results of operations, financial condition, and other information. Also on October 25, 2005, the Chairman and Chief Executive Officer of the Corporation commented on the third quarter results of operations and financial condition of the Corporation on a radio interview broadcast on WAKM, 950 AM, Franklin, Tennessee. The transcript of this broadcast is furnished as Exhibit 99.2 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim.


Item 7.01.  Regulation FD Disclosure.

     The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.


Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements. None

(b)  Pro Forma Financial Information. None

(c)  Exhibits.

     99.1 Press Release and Report to Shareholders issued by Tennessee Commerce Bancorp, Inc. dated October 25, 2005.

     99.2 Transcript of radio interview with the Chairman and Chief Executive Officer of Tennessee Commerce Bancorp, Inc., commenting on third quarter results of operations and financial condition, broadcast on WAKM, 950 AM, Franklin, Tennessee, on October 25, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 27, 2005            TENNESSEE COMMERCE BANCORP, INC.


                                    By:/s/ Arthur F. Helf
                                       -----------------------------------------
                                    Name:  Arthur F. Helf
                                    Title: Chairman and Chief Executive Officer